Property, Plant and Equipment	12 Months Ended
Dec. 31, 2022
Property, plant and equipment [abstract]
Property, plant and equipment

8. Property, plant and equipment

	Mining	Non-producing	Plant and	Right-of-use	Corporate office
	interests	properties	equipment	lease assets	equipment	Total

Cost
Balance at January 1, 2021	$128,729	$108,341	$105,031	$9,912	$240	$352,253
Asset additions	7,017	952	5,242	1,461	-	14,672
Change in decommissioning provision	4,962	-	-	-	-	4,962
Reclassification	67,558	(96,824)	-	-	-	(29,266)
Balance at December 31, 2021	208,266	12,469	110,273	11,373	240	342,621
Asset additions	9,302	-	10,304	720	(4)	20,322
Change in decommissioning provision	(2,156)	-	-	-	-	(2,156)
Balance at December 31, 2022	$215,412	$12,469	$120,577	$12,093	$236	$360,787

Accumulated depreciation and depletion
Balance at January 1, 2021	$(54,360)	$-	$(37,889)	$(596)	$(89)	$(92,934)
Depreciation/depletion for the year	(5,486)	-	(8,845)	(1,423)	(41)	(15,795)
Impairment for the year	(41,245)	-	(11,021)	(3,713)	-	(55,979)
Balance at December 31, 2021	(101,091)	-	(57,755)	(5,732)	(130)	(164,708)
Depreciation/depletion for the year	(9,918)	-	(10,077)	(1,306)	(39)	(21,340)
Impairment for the year	(3,539)	-	(9,901)	-	-	(13,440)
Balance at December 31, 2022	$(114,548)	$-	$(77,733)	$(7,038)	$(169)	$(199,488)

Carrying value
at December 31, 2021	$107,175	$12,469	$52,518	$5,641	$110	$177,913
at December 31, 2022	$100,864	$12,469	$42,844	$5,055	$67	$161,299

Effective January 11, 2021, the Relief Canyon Mine declared commercial production which the Company defined as operating at an average of 60% targeted capacity within its mining feasibility study. As a result, the Company transferred from non-producing properties $29.3 million and $67.6 million in net book value to inventories and mining interests, respectively.

Non-current assets are tested for impairment or impairment reversals when events or changes in circumstances suggest that the carrying amount may not be recoverable.

Impairment indicators were identified during the three-month period ended September 30, 2022 caused by market capitalization decline during the period. The Company assessed the recoverability of the $56.7 million carrying amount of the Relief Canyon Mine cash-generating unit and a $13.4 million impairment to the carrying value was identified. The Company allocated $3.5 million of the impairment against mineral interests and $9.9 million to plant and equipment relating to the Relief Canyon Mine as at September 30, 2022. The $43.3 million recoverable amount of the Relief Canyon Mine’s net assets was determined based on a market approach of trading multiples of comparable companies. Publicly traded companies with gold mining assets of similar development and production stages to the Relief Canyon Mine were identified and assessed for total enterprise value and contained gold equivalent ounces to derive at an implied valuation multiple. The derived implied valuation multiples of production stage companies ranging from $64 per contained gold equivalent ounce to $77 per contained gold equivalent ounce were compared to that of the Relief Canyon Mine in assessing the recoverability of its carrying amount.

Fair value models are considered to be Level 3 within the fair value hierarchy. Key assumptions used in Relief Canyon Mine’s fair value model as at September 30, 2022 include estimation of total enterprise value and contained gold equivalent ounces of publicly traded companies based on observable market data. Total enterprise value was derived from market capitalization adjusted for a control premium while excluding cash and cash equivalents and book value of other non-mining assets and discounting for production delays. An increase and decrease in market capitalization of 1% would impact the recoverable amount by estimates of approximately $0.4 million increase and $0.4 million decrease, respectively. This impairment was assessed on the extrapolation of data from market capitalization decline during the period. If a subsequent impairment test indicated further changes in market capitalization, it could result in a material recovery or impairment to the carrying amount.

Impairment indicators were identified during the three-month period ended March 31, 2021 from gold production of the Relief Canyon Mine due to differences observed between the modelled (planned) and mined (actual) ore tonnage and carbonaceous material identified in the early phases of the mine plan. The Company assessed the recoverability of the $121.8 million carrying amount of the cash-generating unit and a $55.6 million impairment to the carrying value of the Relief Canyon Mine was identified. The Company allocated $41.2 million of the impairment against mineral interests, $10.7 million to plant and equipment, and $3.7 million to right-of-use lease assets relating to the Relief Canyon Mine as at March 31, 2021. The $66.2 million recoverable amount of the Relief Canyon Mine’s net assets was determined based on the after-tax discounted cash flows expected to be derived from this property’s fair-market value less estimated costs of disposal. The after-tax discounted cash flows were determined based on an updated life-of-mine cash flow projection which incorporated management’s best estimates of commodity prices, future capital requirements and production costs along with geological assumptions and judgments made in estimating the size, grade and recovery of the ore bodies.

Fair value models are considered to be Level 3 within the fair value hierarchy. Key assumptions used in Relief Canyon Mine’s fair value model as at March 31, 2021 include estimation of production profile and reserves from its life-of-mine plan, operating and capital costs to extract the reserves, discount rate of 6-8% based on the Company’s weighted average cost of capital, gold price from $1,860 per ounce in 2021 down to $1,608 per ounce in 2025 and beyond based on observable market data including spot price and industry analyst consensus, and mine life of 5 years. An increase and decrease in discount rate of 1% would impact the recoverable amount by estimates of approximately $2.3 million decrease and $2.4 million increase, respectively, an increase and decrease in gold recovery rate of 1% would impact the recoverable amount by estimates of approximately $4.7 million increase and $4.7 million decrease, respectively, and an increase and decrease in long-term gold price of $100 per ounce would impact the recoverable amount by estimates of approximately $16.6 million increase and $17.3 million decrease, respectively. This impairment was assessed on the extrapolation of data from the initial phases of mining onto the remaining mining phases with additional leaching test work ongoing. If a subsequent impairment test indicated further changes in the expected cash flows, gold production, and commodity prices, it could result in a material recovery or impairment to the carrying amount.

The carrying amounts of mineral interests, plant and equipment, and right-of-use lease assets from the Relief Canyon Mine is approximately $22.5 million, $12.4 million, and $3.0 million, respectively, as at December 31, 2022 (2021: $26.8 million, $27.4 million, and $4.1 million, respectively).

The Company recognized an impairment loss of $0.4 million during the year ended December 31, 2021 related to damaged equipment from the Cosalá Operations. No other impairment or impairment reversal were identified for each of the Company's cash-generating unit, including non-producing properties and properties placed under care and maintenance as at December 31, 2022.

On March 2, 2017, the Company entered into an option acquisition agreement with Impulsora Minera Santacruz S.A. de C.V., a wholly-owned subsidiary of Santacruz Silver Mining Ltd., to acquire an existing option with Minera Hochschild Mexico S.A. de C.V. (“Hochschild”) for the right to acquire a 100% interest of the San Felipe property located in Sonora, Mexico. On October 8, 2020, the Company settled its remaining contractual option payments with Hochschild to acquire the 100% interest of the San Felipe property. As at December 31, 2022, the carrying amount of the San Felipe property was $12.5 million included in non-producing properties.

The amount of borrowing costs capitalized as property, plant and equipment was nil during the year ended December 31, 2022 (2021: $0.1 million).